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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 3, 2006


                         HEARTLAND PAYMENT SYSTEMS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


              DELAWARE                   000-51265              22-3755714
              --------                   ---------              ----------
(State or other jurisdiction of    (Commission File No)      (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                  90 NASSAU STREET, PRINCETON, NEW JERSEY 08542
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (609) 683-3831
                                 --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On November 3, 2006, Heartland Payment Systems, Inc., a Delaware corporation (the "Company"), issued a press release announcing its financial results for the third quarter ended September 30, 2006. The information contained in this report, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On November 3, 2006, the Company conducted a properly noticed conference call to discuss its results of operations for the third quarter ended September 30, 2006 and to answer any questions raised by the call's audience.

ITEM 8.01 OTHER EVENTS

Cash Dividend

On November 2, 2006, the board of directors of the Company declared a quarterly cash dividend of $0.025 per share of Company's common stock, which will be payable on December 15, 2006 to stockholders of record as of November 24, 2006. The press release announcing the cash dividend is furnished as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit
Number                              Description
----------     ---------------------------------------------------
99.1           Press Release of the Company dated November 3, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 3, 2006

                                             Heartland Payment Systems, Inc.
                                             -----------------------------------
                                             (Registrant)


                                        By:  /s/ Robert H.B. Baldwin, Jr.
                                             -----------------------------------
                                             Robert H.B. Baldwin, Jr.
                                             Chief Financial Officer